EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, S. Kumar Chandrasekaran, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of InSite Vision Incorporated on Form 10-Q for the quarterly period ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report of InSite Vision Incorporated on Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of InSite Vision Incorporated.

Dated: November 9, 2007	By:	/s/ S. Kumar Chandrasekaran, Ph.D.
	Name:	S. Kumar Chandrasekaran, Ph.D.
	Title	Chief Executive Officer
(Principal Executive Officer)

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Louis C. Drapeau, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of InSite Vision Incorporated on Form 10-Q for the quarterly period ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report of InSite Vision Incorporated on Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of InSite Vision Incorporated.

Dated: November 9, 2007	By:	/s/ Louis C. Drapeau
	Name:	Louis C. Drapeau
	Title	Chief Financial Officer (Principal Financial Officer)